702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

RYDEX SERIES FUNDS

Managed Futures Strategy Fund

Multi-Hedge Strategies Fund

Supplement dated September 29, 2023 to the currently effective Class A, Class C and Institutional Class Shares Prospectus and Class P Shares Prospectus (each, a "Prospectus" and together, the "Prospectuses") and Statement of Additional Information (the "SAI") for the Managed Futures Strategy Fund and Multi-Hedge Strategies Fund (each, a "Fund" and together, the "Funds").

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

Effective immediately, Mr. Adrian Bachman is added to the portfolio management team for the Managed Futures Strategy Fund and Mr. John Marchelya is added to the portfolio management team for the Multi- Hedge Strategies Fund. Mr. Bachman joins Messrs. Michael P. Byrum and Marchelya as a portfolio manager of the Managed Futures Strategy Fund. Mr. Marchelya joins Messrs. Byrum and Bachman as a portfolio manager of the Multi-Hedge Strategies Fund. Therefore, effective immediately, the following changes are made to the Funds' Prospectuses and SAI:

I.PROSPECTUS CHANGES Managed Futures Strategy Fund

In the "Fund Summary" section of each Prospectus, the following information for Mr. Bachman is added under the heading "Portfolio Managers."

•Mr. Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.

Multi-Hedge Strategies Fund

In the "Fund Summary" section of each Prospectus, the following information for Mr. Marchelya is added under the heading "Portfolio Managers."

•Mr. John Marchelya, Ph.D., Director and Senior Research Analyst. Mr. Marchelya has been associated with the Advisor since 2011.

Managed Futures Strategy Fund and Multi-Hedge Strategies Fund

•In the "Management of the Funds" section of the Class A, Class C and Institutional Class Shares

Prospectus, the first paragraph under the heading "Portfolio Management" is deleted and replaced with the following:

The Funds are managed by teams of investment professionals. Messrs. Michael P. Byrum, Adrian Bachman and John Marchelya are jointly and primarily responsible for the day-to-day management of the Managed Futures Strategy Fund and Multi- Hedge Strategies Fund. Messrs. Byrum, Brendan Cain, Spencer Crane and Scott Miller are jointly and primarily responsible for the day-to-day management of the Commodities Strategy Fund. Biographical information for each of the portfolio managers is listed below.

•In the "Management of the Funds" section of the Class P Shares Prospectus, the first paragraph under the heading "Portfolio Management" is deleted and replaced with the following:

The Funds are managed by teams of investment professionals. Messrs. Michael P. Byrum, Adrian Bachman and John Marchelya are jointly and primarily responsible for the day-to-day management of each Fund. Biographical information for each of the portfolio managers is listed below.

II.SAI CHANGES

In the "Management of the Funds" section of the SAI, the following information for Messrs. Marchelya and Bachman is added to the table under the headings "Portfolio Managers – Fund Shares Owned by Portfolio Managers."

Dollar Range of
Portfolio Manager	Fund	Fund Shares Owned
Adrian Bachman*	Managed Futures Strategy Fund	None
John Marchelya*	Multi-Hedge Strategies Fund	None

*Information provided for Messrs. Bachman and Marchelya is as of August 31, 2023.

Please retain this supplement for future reference.

RALT-SUP-0923x0524

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